Exhibit 10

                                 FIRST AMENDMENT

                                       TO

                          SECURITIES PURCHASE AGREEMENT

                                   dated as of

                                  April 5, 2007

                                      among

                           PHS GROUP INC., as Borrower

                     SYNERGY BRANDS INC., as Parent Company

                                       and

                      LLOYD I. MILLER, III, as a Purchaser

                          MILFAM I L.P., as a Purchaser

                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "First Amendment") dated as of April 5, 2007, is by and among PHS GROUP INC., a Pennsylvania corporation (the "Borrower"), SYNERGY BRANDS INC., a Delaware corporation (the "Parent Company"), and Lloyd I. Miller, III ("Miller") and Milfam I L.P., a Georgia limited partnership, ("Milfam" and collectively referred to herein with Miller as the "Purchasers").

                                 R E C I T A L S

     A. WHEREAS, the Borrower, the Parent Company and the Purchasers are parties to that certain Securities Purchase Agreement dated as of January 19, 2007 (the "Purchase Agreement"), pursuant to which (x) the Borrower issued and sold to the Purchasers an initial aggregate principal amount of $6,500,000 of its secured promissory notes and (y) the Parent Company issued and sold to the Purchasers an aggregate of 1,075,000 shares of common stock, par value $0.01 per share, of the Parent Company.

     B. WHEREAS, as a condition to the Purchasers' obligations to enter into the Purchase Agreement and to extend credit to the Borrower thereunder, the Borrower, the Parent Company and certain subsidiaries of the Parent Company executed and delivered that certain Security, Pledge and Guaranty Agreement (the "Security Agreement"), dated as of January 19, 2007 (as amended or otherwise modified from time to time), as security for the payment and performance of all obligations of the Borrower and the Parent Company to the Purchasers and to guarantee all of the obligations of the Borrower and the Parent Company under the Purchase Agreement.

     C. WHEREAS, as a condition to the Purchasers' obligations to enter into the Purchase Agreement and to extend credit to the Borrower thereunder, the Borrower, the Parent Company, Laurus Master Fund, Ltd. ("Laurus"), Gran Reserve Corporation ("Gran Reserve"), SYBR.Com Inc. ("SYBR"), and the Purchasers entered into that certain Subordination and Intercreditor Agreement (the "Subordination Agreement" and collectively referred to herein with the Purchase Agreement, the Secured Notes and the Security Agreement as the "Purchase Documents"), dated as of January 19, 2007 (as amended or otherwise modified from time to time), whereby Laurus generally, pursuant to the terms thereof, subordinated liens granted to Laurus to liens granted to the Purchasers.

     D. WHEREAS, the Borrower is hereby authorized and wishes to have the Purchasers make an additional secured loan to the Borrower in the initial aggregate principal amount of $1,500,000 pursuant to the same terms and conditions as provided for in the Purchase Agreement subject, however, to the modifications to such terms as set forth herein.

     E. WHEREAS, the Borrower and the Purchasers have agreed that to give effect to the foregoing, each Purchaser shall (a) deliver to the Borrower an agreed upon amount by wire transfer of immediately available funds and (b) surrender the initial secured promissory note originally issued by the Borrower to each Purchaser on January 19, 2007, and Borrower shall thereafter issue each Purchasers in exchange therefore a new secured promissory note in the initial principal amount of $3,945,833.34.

     F. WHEREAS, in order to satisfy the foregoing, both the Borrower, the Parent Company and the Purchasers have agreed to amend and modify certain provisions of the Purchase Agreement and the Borrower and the Parent Company have also agreed to ratify and affirm all of their respective obligations under the Purchase Documents.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Purchase Agreement.

     Section 2. Amendments to Purchase Agreement.

     2.1 Amendments to Introductory Recital

     (a) The definition of "Agreement" is hereby amended in its entirety to read as follows:

     "Agreement" means this Securities Purchase Agreement, originally dated as of January 19, 2007, among the Borrower, the Parent Company and the Purchasers, as amended by the First Amendment, and as the same may be amended, supplemented, restated or otherwise modified from time to time.

     (b) The definition of "First Amendment" is hereby inserted to read as follows:

     "First  Amendment"  means  the  First  Amendment  to  Securities   Purchase
Agreement, dated as of April 5, 2007 by and among the Borrower, the Parent Company and the Purchasers.

     2.2 Further Amendments to Purchase Agreement

     (a) Section 1.01 is hereby amended in its entirety to read as follows:

     "On the terms and subject to the conditions hereof, the Borrower has authorized and agreed to issue and sell to the Purchasers, secured promissory notes, due January 15, 2012 (the "Maturity Date"), dated as of January 19, 2007, in the initial aggregate principal amount of $6,500,000 (the "Initial Secured Notes"). The Borrower has further authorized and agreed to allow the Purchasers to make an additional secured loan to the Borrower, on April 5, 2007, in the initial aggregate principal amount of $1,500,000, due on the Maturity Date. To give effect to the additional secured loan made to the Borrower by the Purchasers on April 5, 2007, the Purchasers shall surrender to the Borrower the Initial Secured Notes and in exchange therefore the Borrower shall issue to the Purchasers new secured promissory notes (the "New Secured Notes") that shall reflect the initial aggregate principal amount of the following: (a) the unpaid aggregate principal amount of the Initial Secured Notes so surrendered plus (b) $1,500,000 ((a) and (b) collectively shall equal $7,891,666.68). Each New Secured Note issued to each Purchaser, dated as of the date of this First Amendment, in the initial principal amount of $3,945,833.34, shall be due on the Maturity Date. The New Secured Notes will be substantially in the form set forth on Exhibit E hereto. The New Secured Notes shall each be referred to herein as a "Secured Note" and, collectively as the "Secured Notes," which term will also include any notes delivered in exchange or replacement therefor. The amount of accrued and unpaid interest owed by the Borrower to the Purchasers under the Initial Secured Notes immediately prior to their surrender and cancellation, as set forth above, shall remain due and owing by the Borrower and shall be paid by the Borrower on the next Interest Payment Date notwithstanding the surrender of such Initial Secured Notes by the Purchasers to the Borrower."

     (b) Section 1.05 is hereby amended in its entirety to read as follows:

     "The Secured Notes will accrue interest at the rate of 11.75% per annum. Interest will be due and payable quarterly in arrears on the last day of each calendar quarter (each, an "Interest Payment Date"), with the first interest payment due June 30, 2007. Principal will be amortized over ten years and payable in equal monthly installments on the last day of each month beginning on April 30, 2007. The principal amount owed to the Purchasers under the Secured Notes and all accrued but unpaid interest thereon shall be due and payable in full on the Maturity Date unless earlier redeemed pursuant to the terms and conditions set forth in Section 1.06 herein. In the event any payment under a Secured Note is not timely made when due, interest will accrue on such late payment at an amount equal to 18% per annum from and including the date such late payment was due to (but excluding) the date such late payment is paid to the Purchasers. All amounts payable under the Secured Notes and hereunder shall be paid in lawful money of the United States without setoff or withholding of any kind."

     (c) Schedule I has been amended and restated in its entirety to reflect the issuance of the Additional Secured Notes pursuant to the terms and conditions hereof. The revised Schedule 1 setting forth the "Schedule of Purchasers" is attached hereto.

     Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions are satisfied (the "Effective Date"):

     (a) no Event of Default nor a breach of any representation and warranty by either the Borrower or the Parent Company shall have occurred and be continuing as of the date hereof (including after giving effect to the terms of this First Amendment);

     (b) the parties shall have received this First Amendment duly and validly delivered and executed on behalf of the Borrower, the Parent Company and the Purchasers;

     (c) Purchasers shall have received an amendment, dated as of the date hereof, amending and modifying the terms of the Security Agreement, duly and validly delivered and executed on behalf of the Borrower, the Parent Company, SYBR, Gran Reserve, Dealbynet.com Inc., Quality Food Brands, Inc., NYCE North America Inc., Net Cigar.Com Inc., and the Purchasers;

     (d) Purchasers shall have received a deposit bank control agreement duly executed and agreed upon by and among the Borrower and the Purchasers, whereby the Purchasers will receive, upon execution by North Fork Bank, a perfected security interest in certain deposit accounts established by the Borrower at North Fork Bank;

     (e) Purchasers and their counsel will have received a Borrowing Base Certificate, dated as of the date hereof, and calculated pursuant to the terms and conditions in Article VI of the Purchase Agreement and such Borrowing Base Certificate will show that the aggregate principal amount outstanding at the time of the issuance of the New Secured Notes, taken together, is less than the Borrowing Base as set forth in such Borrowing Base Certificate;

     (f) Purchasers will have received an opinion of the Parent Company's and the Borrower's counsel, dated the date hereof, with respect to legal matters customary for transactions of this type, in a form reasonably acceptable to Purchasers and counsel for Purchasers;

     (g) Purchasers will have received a consent and waiver document duly executed by an authorized signatory on behalf of Laurus, whereby Laurus waives any limitation or restriction set forth in the Laurus Secured Note Agreements to the sale by the Borrower of the Additional Secured Notes to the Purchasers pursuant to this First Amendment and whereby Laurus also waives any right of first refusal that Laurus may have pursuant to the Laurus Secured Note Agreements, in a form reasonably acceptable to the Purchasers;

     (h) Purchasers will have received an amendment to the Subordination Agreement duly executed by and among the Borrower, the Parent Company, Gran Reserve, SYBR, Laurus and the Purchasers dated as of the date hereof, whereby Laurus shall have agreed to increase the maximum amount of allowable Senior Debt (as defined in the Subordination Agreement) from $6,500,000 to $8,000,000;

     (i) the Borrower's and the Parent Company's representations and warranties contained herein will be true, complete and correct on and as of the date hereof;

     (j) the Borrower and the Parent Company will have performed and complied in all respects with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the date hereof;

     (k) all corporate and other proceedings to be taken by the Borrower and the Parent Company in connection with the transactions contemplated hereby and all documents incident thereto will be satisfactory in form and substance to Purchasers and their counsel, and Purchasers and their counsel will have received all such counterpart originals or certified or other copies of such documents as they reasonably may request;

     (l) Purchasers and its counsel will have received copies of the following documents, which will be satisfactory in form and substance to the Purchasers and their counsel, (i) a certificate of the Secretary of State of Delaware dated as of a recent date as to the due incorporation and good standing of the Parent Company, the payment of all excise taxes by the Parent Company and listing all documents of the Parent Company on file with said Secretary, (ii) a true and complete copy of all resolutions adopted by the Board of Directors and the Audit Committee of the Parent Company and the corporate resolutions of the Borrower authorizing the execution, delivery and performance of this First Amendment and the issuance, sale and delivery of the New Secured Notes; and (iii) such additional supporting documents and other information with respect to the operations and affairs of the Borrower and the Parent Company as the Purchasers or their counsel reasonably may request; and

     (m) the Company  shall have  issued and  delivered  the New Secured  Notes,
dated  the  date  hereof  in  the  original   aggregate   principal   amount  of
$7,891,666.68 to the Purchasers.

     Upon satisfaction of the foregoing conditions and receipt of the New Secured Notes by the Purchasers, the Purchasers shall deliver to the Company $1,500,000.

     Section 4. Miscellaneous.

     4.1 Confirmation. The provisions of the Purchase Documents, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

     4.2 Ratification and Affirmation. The Parent Company and the Borrower each hereby (a) acknowledge the terms of this First Amendment; and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Purchase Document to which it is a party and agrees that each Purchase Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

     4.3 Representations and Warranties. The Parent Company and the Borrower each hereby represent and warrant to the Purchasers (as of the date hereof, the Effective Date and after giving effect to the terms of this First Amendment) that: (i) it has full power and authority to enter into this First Amendment and the transactions contemplated by this First Amendment, and this First Amendment and such transactions have been duly authorized, are valid and enforceable against it, are not in contravention of any law, order or agreement by which it is bound and do not require any consent, notice or filing of any kind (except for the consent of Laurus); (ii) all of the representations and warranties contained in each Purchase Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date, (iii) no Event of Default under the Purchase Agreement nor Default under the Security Agreements has occurred and is continuing and (iv) from and after the date of the Purchase Agreement until the date of this First Amendment, no changes have been made to the Certificate of Incorporation of the Debtors (as such term is defined in the Security Agreement) nor the Bylaws of the Debtors (as such term is defined in the Security Agreement).

     4.4 Continuing Security Interest. Both the Parent Company and the Borrower hereby represent, warrant, acknowledge and agree that the Security Interest (as defined in the Security Agreement) secures and shall continues to secure the payment and performance of the Obligations (as defined in the Security Agreement), including, without limitation, the New Secured Notes.

     4.5 Further Assurances. The parties agree to (i) execute and deliver, or cause to be executed and delivered, all such other and further agreements, documents and instruments and (ii) take or cause to be taken all such other and further actions as any Purchaser may reasonably request to effectuate the intent and purposes, and carry out the terms, of this First Amendment.

     4.6 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

     4.7 ENTIRE AGREEMENT. THIS FIRST AMENDMENT, THE PURCHASE AGREEMENT, THE SECURED NOTES, THE SUBORDINATION AGREEMENT, THE SECURITY AGREEMENT AND ANY RELATED ANCILLARY DOCUMENT THERETO, EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.8 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).


                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

                                            PHS GROUP INC., the Borrower



                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                         SYNERGY BRANDS INC., the Parent Company



                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------


PURCHASERS:

MILFAM I L.P.

By:  Milfam LLC
Its:   General Partner


By:
---------------------------------
Name:  Lloyd I. Miller, III
Title:  Manager


LLOYD I. MILLER, III



By:
---------------------------------
Name: Lloyd I. Miller, III